Related-Party Transactions	3 Months Ended	12 Months Ended
	Mar. 31, 2022	Dec. 31, 2021
Related Party Transactions
Related-Party Transactions

Note 15:    Related-Party Transactions

The Company receives and provides certain operating support under commercial services agreements with affiliates of Apollo, primarily ecoATM. A summary of the amounts due to/from such related parties is presented below:

	March 31,	December 31,
Dollars in thousands	2022	2021
Due from related parties, net	$4,370	$3,813
Due to related parties, net	$74	$74

The balance in amounts due to related parties primarily includes the unpaid dividends related to employee and non-employee directors.

Revenues from related parties for the three months ended March 31, 2022 and 2021 were $5.6 million and $3.8 million, respectively.

Note 18:   Related-Party Transactions

The Company receives and provides certain operating support under commercial services agreements with affiliates of Apollo, primarily ecoATM. A summary of the amounts due to/from such related parties is presented below:

	December 31,	December 31,
Dollars in thousands	2021	2020
Due from related parties, net	$3,813	$4,112
Due to related parties, net	$74	$449

The balance in amounts due to related parties primarily includes the unpaid dividends related to employee and non-employee directors.

Revenues from related parties for the years ended December 31, 2021, 2020 and 2019 were $17.8 million, $14.0 million and $8.7 million, respectively.

On January 29, 2021, the Company entered into the Fourth Amendment to the Credit Agreement. Provided under the Credit Agreement, the Company incurred additional principal amount under a Term B-2 Loan in an aggregate principal amount of $25.0 million, which was provided by New Outerwall, Inc. The proceeds from the loan will be used for general corporate purposes. The Term B-2 loan ranks pari passu basis with all obligations pursuant to the Credit Agreement. The loan was subsequently assigned to Aspen Parent, Inc., an affiliate of Apollo. See Note 7, Debt for a further discussion.

With respect to income taxes for all periods presented prior to the Business Combination, while historically the Company is part of a consolidated group for income tax filings, the income tax benefits and provisions, income tax payables, related tax payments and deferred tax balances reported within have been prepared as if the Company operates as a standalone taxpayer. Deferred taxes have been classified as net liabilities in the respective Consolidated Balance Sheets of the Company. Except for certain separate state tax obligations, the Company generally remitted cash to Aspen Parent, Inc. or New Outerwall, Inc., both affiliates of Apollo, to settle any third-party, tax-related obligations, as determined if the Company operated as a standalone taxpayer. Subsequent to the Business Combination, the Company is no longer part of a consolidated group for income tax filings with Aspen Parent, Inc. or New Outerwall, Inc. Income taxes payable balances, which are included in Accrued and other current liabilities in the Company’s Consolidated Balance Sheet, were $0.0 million and $15.8 million as of December 31, 2021 and December 31, 2020.